Exhibit 99.1


            Report of Independent Registered Public Accounting Firm
            -------------------------------------------------------

To  the  Board  of  Directors  of
New  Century  Energy  Corp.  (formerly  Vertica  Software,  Inc.)

We have audited the accompanying balance sheet of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells as of December 31, 2004, and the related statements of income and owners' net investment, and cash flows for each of the two years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells as of December 31, 2004, and the results of its operations and its cash flows for each of the two years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

On June 30, 2005, with an effective date of April 1, 2005, New Century Energy Corp.("New Century") acquired a 6.2% working interest and 5.464% net revenue interest from the production of the Lindholm-Hanson Gas Unit and Wells (First Acquisition). On September 19, 2005, with an effective date of July 1, 2005, New Century acquired certain working interests, overriding royalty interests and term royalty interests, which together entitle New Century to a 7.25% working interest and a 5.4375% net revenue interest in production from the Lindholm-Hanson Gas Unit and Wells (Second Acquisition). On January 3, 2006, with an effective date of November 1, 2005, New Century acquired an additional 1.75% working interest in the Lindholm-Hanson Gas Unit and Wells (Third Acquisition), which will increase its total working interest to 15.20% and 12.2140% net revenue interest in this field, as discussed in Note 5.

HELIN,  DONOVAN,  TRUBEE  &  WILKINSON,  LLP


/s/ Helin, Donovan, Trubee & Wilkinson, LLP
-------------------------------------------

Houston, Texas September 7, 2005, except as to Notes 3 and 5, as to which the date is May 4, 2006

                          PART I. FINANCIAL INFORMATION

ITEM  1.  FINANCIAL  STATEMENTS


                            NEW CENTURY ENERGY CORP.
                        (formerly Vertica Software, Inc.)
                Acquired Mineral Interests of the Lindholm-Hanson
                               Gas Unit and Wells
                                  Balance Sheet
                                December 31, 2004

                                                           June 30,       Dec.31,
                                                            2005            2004
ASSETS                                                   <unaudited>
Current assets:
   Accounts receivable                                  $   472,979       $ 748,505
   Drilling advances                                        118,610         113,565
                                                        -----------     -----------
     Total current assets                                   591,589         862,070
                                                        -----------     -----------

Gas properties                                            2,032,329       1,397,601
  Less: Accumulated depreciation
        and depletion                                      (527,496)       (235,328)
                                                        -----------     -----------
     Total gas properties                                 1,504,833       1,162,273
                                                        -----------     -----------

Total assets                                            $ 2,096,422     $ 2,024,343
                                                        ===========     ===========

LIABILITIES AND OWNERS' NET INVESTMENT

Current liabilities

  Accounts payable                                      $    35,506     $   110,519
                                                        -----------     -----------
Asset retirement obligation                                  13,137           9,750
                                                        -----------     -----------
Total liabilities                                            48,643         120,269
                                                        -----------     -----------
Contingencies <Note 4>                                            -               -
                                                        -----------     -----------
Owners' net investment                                     2,047,779      1,904,074
                                                        -----------     -----------
Total liabilities and owners' net investment             $ 2,096,422    $ 2,024,343
                                                         ===========    ===========



                   See accompanying Notes to Financial Statements
                 and Report of Independent Registered Public Accounting Firm


                            NEW CENTURY ENERGY CORP.
                        (formerly Vertica Software, Inc.)
                Acquired Mineral Interests of the Lindholm-Hanson
                               Gas Unit and Wells
                Statements of Income and Owners' Net Investment
                 For the years ended December 31, 2004 and 2003


                                    June 30,    June 30,      Dec. 31,       Dec.31,
                                     2005        2004           2004           2003
                                 <unaudited>  <unaudited>
Revenues:
     Natural gas sales            $1,615,219  $  490,438     $1,843,625          $0
     Royalty income                  214,454      13,548        363,703           0
                                  ----------   ---------     ----------     -------
        Total revenues             1,829,673     503,986      2,207,328           0
                                  ----------   ---------     ----------     -------
Costs and expenses:

     Costs of production             219,316      51,763        228,377           0
     Depreciation and depletion      292,168      26,706        235,328           0
                                  ----------   ---------     ----------      ------
        Total costs and expenses     511,484      78,469        463,705           0
                                  ----------   ---------     ----------      ------
Net income                         1,318,189     425,517      1,743,623           0

Owners' net investment:

Balance, beginning of period       1,904,074      34,139         34,139           0
     Owners' contributions           529,419     635,821      1,353,712      34,139
     Owners' distributions        (1,703,903)   (100,230)    (1,227,400)          0
                                  ----------   ---------     ----------     -------
Balance, end of period            $2,047,779  $  995,247     $1,904,074     $34,139
                                  ==========   =========     ==========     =======


                   See accompanying Notes to Financial Statements
                 and Report of Independent Registered Public Accounting Firm



                            NEW  CENTURY  ENERGY  CORP.
                        (formerly  Vertica  Software,  Inc.)
                    Acquired Mineral Interests of the Lindholm-Hanson
                                 Gas Unit and Wells
                               Statements of Cash Flows
                       December 31, 2004 and December 31, 2003

                                    June 30,    June 30,      Dec. 31,       Dec.31,
                                     2005        2004           2004           2003
                                 <unaudited>  <unaudited>
Cash flows from operating
  activities:
  Net income                      $1,318,189    $ 425,517    $1,743,623           0
  Adjustments to reconcile net income
  to net cash provided by operating
  activities:
  Depreciation and depletion         292,168       26,706       235,328           0
  Changes in:
    Accounts receivable              275,526     (462,182)     (748,505)          0
    Accounts payable                 (75,013)     110,189       110,519           0
    Prepaid expenses                  (5,045)                  (113,565)          0
                                  ----------     --------     ---------    --------
Net cash provided
  by operating activities          1,805,825      100,230     1,227,400           0
                                  ----------     --------     ---------    --------
Cash flows from investing
  activities:
  Capital expenditures
  for gas properties                (631,341)    (635,821)   (1,353,712)    (34,139)
                                  ----------     --------     ---------    --------
Net cash used in investing
  activities                        (631,341)    (635,821)   (1,353,712)    (34,139)
                                  ----------      -------     ---------    --------

Cash flow from financing
 activities:
  Owners' contributions              529,419      635,821     1,353,712      34,139
  Owners' distributions           (1,703,903)    (100,230)   (1,227,400)          0
                                 -----------      -------    ----------    --------
Net cash provided by (used in)
  financing activities            (1,174,484)     535,591       126,312      34,139
                                 -----------      -------    ----------    --------

Net change in cash                         0            0             0           0
Cash, beginning of period                  0            0             0           0
                                 -----------      -------    ----------    --------
Cash, end of period                        0            0             0           0
                                 ===========      =======    ==========    ========



                   See accompanying Notes to Financial Statements
                 and Report of Independent Registered Public Accounting Firm

                            NEW CENTURY ENERGY CORP.
                        (formerly Vertica Software, Inc.)
                Acquired Mineral Interests of the Lindholm-Hanson
                               Gas Unit and Wells
                          Notes to Financial Statements
                           December 31, 2004 and 2003

NOTE  1  -  SIGNIFICANT  ACCOUNTING  POLICIES

     Nature  of  Business  and  Basis  of  Presentation

     On June 30, 2005, New Century Energy Corp. acquired certain working interests, overriding royalty interests, and term royalty interests, which together entitle New Century to a 6.2% working interest and a 5.464% net revenue interest in production from the Lindholm-Hanson Gas Unit and Wells ("L-H Gas Unit")and certain other leases in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas <See Note 5>. The primary reason for the acquisition was to add to New Century's base of "Proved" reserves as well as generate future cash flows. New Century paid the sellers $10,753,255 in cash and also issued 1,320,000 shares of common stock towards the purchase price of the L-H Gas Unit. The fair market common share price was $.63 a share for this transaction. The common shares issued for the purchase were valued at $831,600. Also, the effective date of the agreement regarding the L-H Gas Unit's revenue and expenses was agreed upon by both New Century and the sellers as of April 1, 2005. The L-H Gas Unit is engaged primarily in the exploration for and acquisition, development, and production of natural gas. The L-H Gas Unit sells its gas production primarily to domestic pipelines and refineries. The operator of the L-H Gas Unit is U.S. Enercorp, Ltd.

     The accompanying financial statements are presented using the accrual basis of accounting and are derived from the historical accounting records of Hanson
Resources,  Inc.  ("Hanson"),  one  of  the  seller's   of the property. These
financial statements have been prepared on a carve-out basis to include the historical financial position, results of operations and cash flows applicable to the L-H Gas Unit. Accordingly, Owners' Net Investment is presented in the place of Stockholders' Equity.

     The accompanying financial statements include allocations of certain corporate services provided by Hanson management, including finance, legal, information systems, and human resources and fixed overhead. These allocations are included in the Costs of Production caption in the accompanying financial statements. New Century does not anticipate increasing personnel or acquiring new systems in connection with this acquisition.


                                June 30,     June 30,     Dec. 31,   Dec.31,
                                  2005         2004        2004       2003
                              <unaudited>   <unaudited>
Corporate services provided
  By Hanson Resources          $ 2,333        $  378    $ 3,030        $ 0


     The accompanying unaudited balance sheet of the L-H Gas Unit as of June 30, 2005, and the unaudited Statements of Income and Owners' Net Investment and Statements of Cash Flows ended for the six months ended June 30, 2005 and June 30, 2004, are presented on the same basis as the audited financial statements, and contain all adjustments, which in the opinion of management are necessary for a fair presentation of the results for the interim period. Results for the interim period are not necessarily indicative of results for the full year.

     Accounting  Estimates

     The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Cash  and  Cash  Equivalents

     The L-H Gas Unit does not maintain its own bank account and accordingly, all cash receipts and disbursements flow through the Owner's Net Investment account in the accompanying financial statements.

     Revenue  Recognition

     Revenues from the sale of natural gas are recorded upon the passage of title, which generally occurs upon shipment of the natural gas to the pipeline company. The L-H Gas Unit also includes royalties in its revenue when the total monthly volume of gas sales has been determined.

     Receivables

     Trade receivables are recorded in the balance sheet at their outstanding balances adjusted for an allowance for doubtful accounts, as considered necessary. The allowance for doubtful accounts is determined by analyzing the payment history and credit worthiness of each customer. Receivable balances are charged off in the period in which they are considered uncollectible by management. Recoveries of receivables previously charged off are recorded as income when received. No allowance for doubtful accounts was considered necessary as of June 30, 2005 and December 31, 2004.

     Drilling  Advances

     Drilling advances are recorded in the balance sheet when the operator of the unit receives advances for future drilling and completion costs in regards to the development of a specific well. The drilling advances are released over time as the development and costs occur.

     Gas  Properties

     The L-H Gas Unit uses the successful efforts method of accounting for its gas producing activities. Costs to acquire mineral interests in gas properties, to drill and equip exploratory wells that find proved reserves, and to drill and equip development wells are capitalized. Costs to drill exploratory wells that do not find proved reserves, geological and geophysical costs, and costs of carrying and retaining unproved properties are expensed.

     Unproved gas properties are periodically assessed, in the aggregate, for impairment of value, and a loss is recognized at the time of impairment by providing an impairment allowance. Capitalized costs of producing gas properties are depreciated and depleted by the unit-of-production method. Support equipment and other property and equipment are depreciated over their estimated useful lives.

     Upon the sale or retirement of gas properties, the cost and related accumulated depreciation and depletion are eliminated from the property accounts and the resultant gain or loss is recognized.

     Asset Retirement Obligation

     The fair value of the asset retirement obligation is recognized in the period in which the liability is incurred if a reasonable estimate of fair value can be made. Asset retirement obligations primarily relate to the future abandonment of gas producing facilities. Asset retirement obligations include costs to dismantle and relocate wells and related structures, and restoration costs of land, including those leased. Depreciation of capitalized asset retirement cost and accretion of the asset retirement obligation are recorded over time. The depreciation on the capitalized asset will be determined on a unit-of-production basis, while the accretion of the liability will be recognized over the life of the producing assets.

     Income  Taxes

     As the L-H Gas Unit does not represent a separate legal and taxable entity, no income taxes have been provided in the accompanying financial statements.

     Risks  and  Uncertainties

     The L-H Gas Unit operator in McMullen County, Texas, and its business is subject to varying degrees of risk and uncertainties.

NOTE  2  -  GAS  PROPERTIES

     The  L-H  Gas  Unit  is  comprised  of  the  following gas properties:


                                                         June 30,       Dec.31,
                                                           2005           2004
                                                       <unaudited>
Property
  Proved gas properties                                $1,246,498     $  865,116
  Wells and related equipment                             772,694        522,735
  Asset retirement obligation                              13,137          9,750
                                                       ----------     ----------
                                                        2,032,329      1,397,601
  Less: Accumulated depreciation
        and depletion                                    (527,496)      (235,328)
                                                       ----------     ----------
Gas properties, net                                    $1,504,833     $1,162,273
                                                       ==========     ==========


     There are no impairments of gas properties at June 30, 2005 or December 31, 2004.

 NOTE  3 - SUPPLEMENTAL OIL AND GAS INFORMATION (Unaudited)

Capitalized costs relating to gas producing activities at December 31, 2004:


                                                                   Year ended
                                                               December 31, 2004
Capitalized costs of properties
Proved properties                                                   $    874,866
Wells and related equipment and facilities                               522,735
                                                                     -----------
                                                                       1,397,601
Less accumulated depreciation, depletion,
  Amortization and impairment                                           (235,328)
                                                                     -----------
Net capitalized costs                                               $  1,162,273
                                                                     ===========

Cost incurred for property acquisition, exploration, and development activities.


Acquisition of properties                           Year ended December 31, 2004
-Proved                                                             $      7,583
-Unproved                                                                      0
Exploration costs                                                              0
Development costs                                                      1,355,879
                                                                     -----------
Total costs incurred for property acquisition,
exploration, and development activities                             $  1,363,462
                                                                     ===========

Reserve information -

     The following estimates of proved and proved developed reserve quantities and related standardized measure of discounted net cash flows are estimates only, and do not purport to reflect realizable values or fair market values of the L-H Gas Unit's reserves. Management emphasizes that reserve estimates are inherently imprecise and that estimates of new discoveries are more imprecise than those of producing gas properties. Accordingly, these estimates are expected to change as future information becomes available. All of the L-H Gas Unit reserves are located in the United States.

     Proved reserves are estimated reserves of crude oil (including condensate and natural gas liquids) and natural gas that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed reserves are those expected to be recovered through existing wells, equipment, and operating methods.

     The proved and proved developed reserve quantities as of December 31, 2004 and the changes in those reserve quantities during the year ended December 31, 2004.


                                                                   Gas  (Mcf)
                                                                  -----------
                                                                     Dec. 31,
                                                                       2004
Proved  reserves:
     Beginning  of  period                                            3,720
     Production                                                        (329)
                                                                      -----
     End  of  period                                                  3,391
                                                                      =====

Proved  developed  reserves:
     Beginning  of  period                                            1,946
                                                                      =====
     End  of  period                                                  1,617
                                                                      =====


     The standardized measure of discounted future net cash flows is computed by applying period-end prices of gas (with consideration of price changes only to the extent provided by contractual arrangements) to the estimated future production of proved gas reserves, less estimated future expenditures (based on period-end costs) to be incurred in developing and producing the proved reserves, and assuming continuation of existing economic conditions. The estimated future net cash flows are then discounted using a rate of 10 percent a year to reflect the estimated timing of the future cash flows.

     The   standardized   measures   of   discounted   future  net cash flows at
December  31,  2004  were  as  follows:


                                                                   Dec. 31,
                                                                     2004
Future  cash  inflows                                           $16,832,749
Future  production  costs                                        (2,804,381)
Future  development  costs                                       (1,761,625)
Future income tax expenses,                                      (2,993,210)
                                                                -----------
     Future  net  cash  flows                                     9,273,533

10%  annual  discount  for  estimating
timing  of  cash  flow                                           (2,269,374)
                                                                -----------
Standardized  measures  of  discounted
future  net  cash  flows  relating  to
oil  and  gas  reserves                                         $ 7,004,159
                                                                ===========


     The following reconciles the change in the standardized measure of discounted future net cash flows during the year ended December 31, 2004:


                                                                   Dec. 31,
                                                                    2004
Beginning of year                                              $  8,980,048
Sales  of  gas,  net  of  production  costs                      (1,978,951)
Development  costs                                                  829,433
Accretion  of  discount                                             997,768
Net change in income tax                                         (1,824,139)
                                                               ------------
End  of year                                                   $  7,004,159
                                                               ============


NOTE  4  -  CONTINGENCIES

     In the ordinary course of business, the L-H Gas Unit could be subject to various claims and litigation. Management would vigorously defend its legal position if and when these matters arise. Operator's insurance coverage is maintained which management believes is adequate to provide against a material loss in the event of an unfavorable outcome.

NOTE  5  -  SUBSEQUENT  EVENTS

Amendment to and Partial Exercise of Laurus Stock Option

     On July 25, 2005, New Century amended the Laurus Stock Option to adjust the limitation on the amount of outstanding shares which Laurus could hold at any one time from 4.99% to 9.99% and to change the exercise price of the Laurus Stock Option from an aggregate of $1.00 for 10,222,784 shares of New Century's common stock to $.001 per share of New Century's common stock. The amendment also clarified that Laurus is not able to sell any shares held in connection with the Laurus Option until both (a) payment in full of all of the obligations and liabilities of New Century to Laurus under the Securities Purchase Agreement and the Convertible Note has been paid in full and (b) the exercise of the Laurus Warrant by Laurus.

     On July 28, 2005, Laurus Master Funds, LTD. exercised a portion of the Laurus Stock Option for 3,675,000 shares at $.001 per share for cash consideration of $3,675. The fair value of this transaction was $1,653,249 which was released from the derivative liability into additional paid in capital.

Amendments to Secured Convertible Term Note

     On November 4, 2005, New Century and Laurus executed an Amended Agreement, whereby the grace period for the registration statement being declared effective by the SEC was extended to December 12, 2005.

     On December 14, 2005, New Century and Laurus executed a Second Amended Agreement effective December 12,2005 whereby the grace period for the registration statement being declared effective by the SEC was extended to January 31, 2005. Subsequent to September 30, 2005, the Company was in technical default of certain covenants within the Securities Purchase Agreement, including lack of timely filing of certain reports required to be filed with the SEC pursuant to the Exchange Act and effectiveness of its associated registration statement within 120 days of Closing. The Company obtained a waiver for these defaults through the Amended Agreement dated November 4, 2005 and the Second Amended Agreement dated December 14, 2005. As such, no amount has been accrued for liquidated damages, default payment or additionally interest in New Century's accompanying consolidated balance sheet as of September 30, 2005

     On  December  30,  2005,  New  Century  Energy  Corp.  entered into a Third
Amendment Agreement ("Third Amendment"), an Amended and Restated Secured Convertible Term Note ("Restated Note") and an Option (the "December Option"), with Laurus Master Fund, Ltd. ("Laurus"). On June 30, 2005 we previously entered into a Securities Purchase Agreement (the "June 2005 SPA"), Secured Convertible Term Note ("Convertible Note," which was amended and restated by the Restated
Note), Common Stock Purchase Warrant (the "Warrant"), Option (the "June Option") and Registration Rights Agreement ("Registration Rights Agreement"), and related agreements with Laurus (as described in greater detail in our Report on Form 8-K filed with the Commission on July 8, 2005), and on September 19, 2005, previously entered into a Securities Purchase Agreement (the "September 2005 SPA"), Secured Term Note ("Term Note") and related agreements with Laurus (as described in greater detail in our Report on Form 8-K filed with the Commission on September 22, 2005). The December Option, Restated Note, Warrant and June Option are collectively referred to herein as the "Securities."

     The Third Amendment amended the Registration Rights Agreement to add a definition of the December Option; changed the date which we are required to obtain effectiveness of our Registration Statement, which we are required to file under the Registration Rights Agreement to register the Securities, to July 1, 2006, from January 31, 2006; and added a provision whereby we are required to file a Registration Statement covering the shares exercisable in connection with the December Option, no later than ten (10) business days after the date which we file our Form 10-KSB for the year ended December 31, 2005 or April 25, 2006, whichever is earlier. The December Option provides Laurus the right to purchase up to 5,061,392 shares of our common stock at $0.001 per share, representing ten percent (10%) of our fully diluted issued and outstanding common Stock prior to the date of the June 2005 SPA (June 30, 2005). Laurus agreed under the December Option not to exercise any rights under the December Option until: (a) payment in full of all of the obligations and liabilities of the Company to Laurus under the June 2005 SPA and Restated Note have been paid in full and (b) the exercise of the Warrant by Laurus, provided however that Laurus may sell all or any portion of the Common Stock issuable upon the December Option following an event of default (as defined in the Amended Note), or upon 75 days notice to us.

     In May 2006, we entered into a Fourth Amendment Agreement with Laurus (the "Fourth Amendment"), which amended the terms of our June 30, 2005 Registration Rights agreement with Laurus, to amend the date we are required to have our Registration Statement filed by with the Securities and Exchange Commission (the "Commission") to register the shares of common stock convertible in connection with Laurus' June 30, 2005, Convertible Secured Term Note, and exercisable in connection with Laurus' June 30, 2005, Common Stock Purchase Warrant, Option and its December 30, 2005 Option, from April 25, 2006, as was required under our December 30, 2005, Third Amendment Agreement with Laurus (the "Third Amendment") to June 15, 2006. The Fourth Amendment also extended the date we are required to have such Registration Effective with the Commission from July 1, 2006, until August 15, 2006.

Third Acquisition of L-H Gas Unit

     On November 1, 2005, the Company entered into a Purchase and Sale Agreement ("Agreement") with Mr. Gerald W. Green, the "Seller." Pursuant to the Agreement, we agreed to purchase certain interests in and to certain oil and gas leases which are located within and adjacent to the Lindholm-Hanson Gas Unit in the Wishbone Field in McMullen County, Texas, located 80 miles south of San Antonio, Texas (the "Unit"), for $1,890,000, which we funded from our current cash flows and operations. The interests purchased total a 1.75% working interest and a 1.3125% net revenue interest in the leases (the "Interest"). On January 3, 2006, we closed the purchase of the Interest, and our total ownership of interests within the Lindholm-Hanson Gas Unit increased to a 15.20% working interest and a 12.2140% net revenue interest and our total ownership of the Lindholm fee #1 well, which is outside of the Unit includes a 12.10% working interest and an 8.9820% net revenue interest.

     The effective date of the sale of the Seller's Interest was October 1, 2005 (the "Effective Date"). The original scheduled closing date for the purchase was November 22, 2005, but was subsequently extended to January 3, 2006, through an Amendment to Purchase and Sale Agreement dated November 2, 2005 (the "Amendment" and the "Closing"). The Third Acquisition closed on January 3, 2006, with the following consideration given for the purchase of Mr. Green's interest:

Purchase  price                                                     $  1,890,000
Closing  costs                                                            16,132
L-H Gas Unit revenue for 2   months                                    (281,089)
L-H  Gas Unit expenses for 2   months                                     94,831
                                                                     ----------
Consideration  for Third Acquisition                                $  1,719,874
                                                                    ===========

Dissolution of ERC Solutions, Inc.

     In February 2006, the Board of Directors approved the dissolution of ERC Solutions, Inc., one of its wholly owned subsidiaries. The State of Delaware authorized the dissolution on February 9, 2006.

Settlement with Former Director

     In March 2006, we signed a Settlement and Release Agreement with Hans Nehme our former Officer and Director. We paid him $25,483 in cash and issued in his name 100,000 shares of restricted common stock. Mr. Nehme agreed to dismiss his pending litigation in regards to his claims against the Company. As a result of this Settlement, $86,359 has been released from the liabilities to our results of operations relating to the purchase of the Vertica Shell on December 31, 2005.

Amended and Restated Secured Term Note

     On March 30, 2006, the Company signed an "Amended and Restated Secured Term Note" ("Amended Term Note") in regards to the Laurus financing for $9,500,000 for the Second Acquisition. The Amended Term Note will continue to bear the same interest rate of twenty percent (20%) per year as the original Term Note; however, the Amended Term Note will be due in full on January 2, 2007 instead of March 19, 2006. A monthly interest and principal payment will be made based on eighty percent (80%) of the gross proceeds paid to the Company in respect to oil, gas and /or other hydrocarbon production arising from the Company's 5.4375% net revenue interest in the L-H Gas Unit (Second Acquisition). The Company will make a monthly payment to Laurus within 5 days of receiving payment from U.S. Enercorp, the operator of the unit. Each payment made by the Company shall be applied first to accrued and unpaid interest due on the Amended Term Note and then to the outstanding principal amount.

Prado Development Agreement with Strong Petroleum Group, Inc.("Strong")

     On April 6, 2006, the Company and Aquatic Cellulose International ("New Century Group") signed a new extension agreement with Strong Petroleum Group, Inc. ("Strong"). The new extension agreement calls for Strong to complete the re-development of the Company's Prado field interests (the "Prado Assets" and the "Development Agreement") by September 21, 2006. In exchange for the extension of time, the New Century Group will increase its 12.5% working interest to 25% in the Prado Assets. Beginning April 1, 2006, the New Century Group shall also be entitled to one-quarter of all net production proceeds. Additionally, there will be no assertion of liquidated damages by the New Century Group for Strong's failure to complete the re-development by December 31, 2005.

Gulf Coast Secured Term Note

     On April 26, 2006, the Company's newly formed wholly owned subsidiary, Gulf Coast Oil Corporation, a Delaware corporation ("Gulf Coast") entered into a
Securities Purchase Agreement with Laurus Master Fund, Ltd. (the "Purchase Agreement" and "Laurus"), whereby Gulf Coast sold Laurus a Secured Term Note in the amount of $40,000,000 (the "Gulf Coast Note") with a forty-two month term and a Common Stock Purchase Warrant to purchase up to 49% of the shares of common stock of Gulf Coast (the "Gulf Coast Warrant"). The Gulf Coast Note bears interest at the Wall Street Prime Rate, plus 2%, subject to a 8% floor, per annum. Laurus will receive 80% of the net production revenue generated by the joint venture, and the Company will receive 20% of such revenues, until such time as the Gulf Coast Note is repaid by the Company or the maturity, at which time the proceeds from the joint venture will be distributed to the then shareholders. Of the funds received in connection with the Gulf Coast Note, $33,000,000 was used by the joint venture to purchase oil and gas interests as described below under "Acquisition of Manti Interests and Leases," $1,400,000 will be paid to Laurus as a closing fee, $125,000 will be paid to Laurus in legal and closing fees, and $5,475,000 will be used by the Company for future drilling costs. The transaction will close upon the completion of due diligence by Laurus, which is expected by May 2006.

     In connection with the Securities Purchase Agreement, Gulf Coast also entered into a Guaranty with Laurus (the "Gulf Coast Guaranty"); a Mortgage Deed of Trust, Security Agreement, Financing Statement and Assignment of Production; a Master Security Agreement; a Collateral Assignment; and a Shareholders Agreement with Laurus. In connection with Gulf Coast's entry into the Securities Purchase Agreement, we and Century Resources, Inc., our wholly owned Delaware subsidiary ("Century") entered into a Guaranty with Laurus (the "New Century Guaranty"); and we and Century entered into an Amended and Restated Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of
Production;  and  we  entered  into  a  Stock  Pledge  Agreement  with  Laurus.

Acquisition of Manti Interests and Leases

     April 28, 2006, Gulf Coast entered into an Asset Purchase Agreement ("Asset Purchase Agreement") and closed the purchase of certain undivided interests in producing properties as well as undeveloped oil and gas mineral leases totaling 9,167 acres and other related assets and contracts in McMullen County, Texas (the "Assets"), from Manti Resources, Inc., a Texas corporation, Manti Operating Company, a Texas corporation and Manti Mustang Creek, Ltd., a Texas limited partnership (collectively "Manti"). The purchase price of the Assets was $33,000,000, which amount was paid from funds received from Gulf Coast's sale of the Gulf Coast Note to Laurus as described above under "Item 1.01 Entry Into a Material Definitive Agreement." The effective date of the Asset Purchase Agreement, for the purposes of the receipt of proceeds from the sale of hydrocarbon reserves was December 1, 2005.